UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 8, 2009

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Minnesota	13529	41-1255001
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9449 Science Center Drive
New Hope, Minnesota		55428
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	763-504-3000

_______________________________________________________
(Former name or former address, if changed since last report)

Item 7.01

Multiband Corporation (the Company) has updated an investor presentation discussing the Company, its capabilities, target markets, and certain other assumptions.

The investor presentation may be accessed through the Investor Relations section of the Company’s website -www.multibandusa.com.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: May 8, 2009	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer